FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Liabilities (Details) - Amounts due to clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Effects of offsetting on the balance sheet
Gross amounts	$ 4,124,751	$ 4,862,438
Gross amounts set off in the balance sheet	(4,100,655)	(4,810,571)
Net amounts presented in the balance sheet	24,096	51,867
Related amounts not offset
Net amount	$ 24,096	$ 51,867